UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                                   KADANT INC.
               (Exact name of registrant as specified in charter)



Delaware                             1-11406                          52-1762325
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of principal executive offices)                              (Zip Code)


                                 (978) 776-2000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                   KADANT INC.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. "Disclosure of Results of Operations and Financial Condition")

           On April 30, 2003, Kadant Inc. ("the Company") announced its financial results for the fiscal quarter ended March 29, 2003. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99 to this Current Report on Form 8-K.

           In addition to GAAP financial information, the Company has included in its press release operating income (loss) and earnings (loss) per share data on a non-GAAP basis for the first quarter of 2002. Management believes that providing a reconciliation of its current GAAP results to non-GAAP historical results will enable investors and analysts to better understand the Company's performance from period to period.

           In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and Exhibit 99 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                  KADANT INC.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date:  April 30, 2003     By: /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer, and Treasurer













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                                  KADANT INC.

                                 EXHIBIT INDEX

Exhibit
  No.                    Description of Exhibit
--------------------------------------------------------------------------------

  99                     Press Release dated April 30, 2003.



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